Exhibit 99.1

Jamba, Inc. Files 2016 Form 10-K

FRISCO, Texas, February 12, 2018 -- Jamba, Inc. (NASDAQ:JMBA) (“the Company”) filed its 2016 Form 10-K with the Securities and Exchange Commission and provided updates regarding the Company’s 2017 Form 10-Q filings and upcoming public communications.

Highlights for the fiscal year 2016:

•

Total Revenue was $79.6 million versus $161.7 million in the prior year period.  The decline is the expected result of the reduction in the number of Company-owned stores due to execution of the Company’s refranchising strategy.

•	GAAP net loss attributable to Jamba, Inc. was ($22.4) million compared to GAAP net income of $9.4 million in the prior year.
•

The net loss in 2016 is attributable to approximately $7.4 million of expenses related to the relocation of the Company’s corporate support center from Emeryville, California to Frisco, Texas and approximately $17.5 million of other unusual and non-recurring cash and non-cash charges related to the exit of JambaGO®, closure of the Innovation Store in Pasadena, California, legal charges and settlements, asset impairments, and other non-recurring items..  These charges result in part, from the Company’s efforts to refocus on the core retail business and remove all other non-core activities.

•	Non-GAAP Adjusted EBITDA was $11.0 million in fiscal 2016, versus $10.4 million in fiscal 2015.
•	Domestic system-wide sales (1) were $492.6 million versus $477.0 million in the prior year period.
•	Blended royalty rate (2) was 5.1% versus 5.2% for the prior year period.

The table below compares prior guidance metrics to actual results:

Metrics	Prior Guidance	Results
Total Revenue	Meet or exceed $78 million	$79.6 million
Non-GAAP Adjusted G&A expense (3)	$23.3 million to $23.8 million	$22.7 million
Non-GAAP Adjusted EBITDA (4)	Meet or exceed $10.5 million	$11.0 million

Dave Pace, President, and Chief Executive Officer said, “Following a diligent and disciplined review process, our 2016 financial reporting is now complete.  Results met or improved upon prior guidance.  The accounting team is now focused on completing the remaining required filings and returning to a standard reporting cadence as quickly as possible.”

Form 10-K and 10-Q Filings

The delay in completion of the Company’s financial statements results from changes the Company underwent in the past several years as it moved its business to a franchise-focused, asset light business model and the significant changes in leadership, key personnel, and relocation of corporate office in 2016, resulting in a significant increase in non-routine transactions which impacted processes related to the preparation of the financial reports, and the reduced materiality threshold.

As previously disclosed, the Company is not in compliance with Nasdaq Listing Rule 5250(c)(1) (the “Rule”), which requires timely filing of periodic reports with the Securities and Exchange Commission.  While the Company has filed its Form 10-K for the year ended January 3, 2017, the Nasdaq Hearings Panel of The Nasdaq Stock Market granted the Company’s request to continue its listing on Nasdaq conditioned on the additional filings of its Forms 10-Q for the fiscal quarters ended April 4, July 4 and October 3, 2017 on or before March 15, 2018.  The Company is diligently working to satisfy the terms of the Panel’s decision and fully intends to take all steps necessary to regain compliance with the Rule and file its delinquent Form 10-Qs from 2017 as soon as is practicable.

Anticipated Timing and Sequencing of Public Communication

The Company will provide an update with respect to performance for the quarter and fiscal year ended January 2, 2018, and initial 2018 Guidance, in a separate release.

The Company is diligently working to complete and file its Forms 10-Q for the fiscal quarters ended April 4, July 4 and October 3, 2017.  When complete, the Company anticipates it will file the 2017 Forms 10-Q on the same date.

Following the filing of the three, 2017 Forms 10-Q the Company expects to host an Earnings Call consisting of both prepared remarks and a question-and-answer session.

The Company’s accounting team continues to work diligently and cooperatively with Jamba’s auditor, Whitley Penn, LLP to finalize the quarterly reviews and complete the audit process for fiscal 2017 and to thereafter file the Form 10-K as soon as practicable.

About Jamba, Inc.

Jamba, Inc. (Nasdaq: JMBA) through its wholly-owned subsidiary, Jamba Juice Company, is a global healthy lifestyle brand that inspires and simplifies healthful living through freshly blended whole fruit and vegetable smoothies, bowls, juices, cold-pressed shots, boosts, snacks, and meal replacements. Jamba’s blends are made with premium ingredients free of artificial flavors and preservatives so guests can feel their best and blend the most into life.

Jamba Juice® has more than 800 franchised and company-owned locations worldwide, as of January 2, 2018. For more information, visit jambajuice.com.

Forward-Looking Statements

This press release (including information incorporated or deemed incorporated by reference herein) contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those involving future events and future results that are based on current expectations, estimates, forecasts, and projections as well as the current beliefs and assumptions of the Company’s management. Words such as “believes”, “expects”, “appears”, “may”, “will”, “should”, “anticipates”, or the negative thereof or comparable terminology, are intended to identify such forward-looking statements. Any statement that is not a historical fact, including estimates, projections, future trends and the outcome of events that have not yet occurred, is a forward-looking statement. Forward-looking statements are only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict. Therefore actual results may differ materially and adversely from those expressed in any forward-looking statements.  These statements include, but are not limited to, risks and uncertainties relating to the Company’s ability to file its periodic reports with the Securities and Exchange Commission in a manner to regain and continue to maintain compliance with Nasdaq listing rules, the Company’s business strategy and financial performance, its revenue and customer volatility based upon weather and general economic conditions, the operating results of the Company’s franchisees, additional costs expected to be incurred as a result of ongoing work relating to the Company’s financial statements, including anticipated remediation efforts relating to the material weakness disclosed in the Company’s Form 10-K, the fluctuations in various food and supply costs, competition and other risks related to the food services business, the Company’s ability to retain its executive management team and key employees and other  factors discussed under the section entitled “Risk Factors” in the Company’s reports filed with the SEC. Many of such factors relate to events and circumstances that are beyond the Company’s control. You should not place undue reliance on forward-looking statements. The Company does not assume any obligation to update the information contained in this press release.

Non-GAAP Financial Measures

The Company provides certain forward-looking non-GAAP financial measures to its investors. The Company believes that providing these forward-looking non-GAAP measures to its investors provides investors the benefit of viewing the Company's performance using the same financial metrics that the management team uses in making many key decisions and understanding how the Company's core business operations may perform and may look in the future. The non-GAAP financial measures are discussed further in Footnotes below.

Non-GAAP financial measures are not in accordance with, or an alternative for, generally accepted accounting principles in the United States of America. Non-GAAP measures should not be considered in isolation from or as a substitute for financial information presented in accordance with generally accepted accounting principles, and may be different from non-GAAP measures used by other companies.

Footnotes

(1) Domestic system-wide sales are neither required by, nor presented in accordance with GAAP. System-wide sales are the sum of company-operated restaurant revenue and sales from domestic franchised stores. Our total revenue in our consolidated statements of operations is limited to company-operated store revenue, franchise revenue from our franchisees, and other revenue. Accordingly, domestic system-wide sales should not be considered in isolation or as a substitute for our results as reported under GAAP. Management believes that domestic system-wide sales are an important figure for investors, because they are widely used in the restaurant industry, including by our management, to evaluate brand scale and market penetration. We have included a reconciliation of domestic system-wide sales to total revenue.

(2) Blended Royalty Rate is defined as total royalty dollars divided by total franchise sales dollars, as reported by franchisees.

(3) Non-GAAP Adjusted General and Administration Expense is calculated as general and administration expense in accordance with GAAP excluding costs related to the Company’s move to outsource specified services to Cap Gemini, refranchise and severance costs associated with the move to an asset-light business model, charges related to the executive organization changes, costs due to the Company’s corporate office relocation to Frisco, Texas, and other non-recurring general and administrative expense for the fiscal year. The Company believes that general and administration expense adjusted to exclude the costs of such items is a helpful indicator of the Company's operating performance in that it shows the net expense without the impact of what the Company believes to be upfront transitional costs. Management does not believe such costs are reflective of the Company's ongoing performance and accordingly excludes those items from Non-GAAP Adjusted General and Administration Expense.

(4) The Company used the non-GAAP financial measure of Adjusted EBITDA in its statements made in this release and believes that these are useful in measuring the operating performance of the Company. Adjusted EBITDA is equal to net income, adjusted for: (a) depreciation and amortization; (b) interest income; (c) interest expense; (d) income taxes; (e) impairment expense; (f) stock based compensation expense; and (g) other one-time or extraordinary items that are not reflective of the ongoing business such as legal settlements, expenses related to the extended audit and gain or loss resulting from refranchising activities.

JAMBA, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(in thousands, except share and per share amounts)

	13-Week Period Ended(1)		52-Week Period Ended(2)
	January 3, 2017	December 29, 2015	January 3, 2017	December 29, 2015
Revenue:
Company stores	$11,105	$12,724	$51,282	$137,025
Franchise and other revenue	6,163	6,825	28,341	24,651
Total revenue	17,268	19,549	79,623	161,676
Costs and operating expenses (income):
Cost of sales	2,881	3,230	12,601	33,737
Labor	4,402	4,925	17,872	44,732
Occupancy	1,844	2,005	7,659	18,951
Store operating	2,270	3,158	9,285	25,152
Depreciation and amortization	1,505	2,209	5,749	6,569
General and administrative	11,226	10,479	37,958	36,872
Loss (gain) on disposal of assets	289	(275)	790	(21,609)
Store pre-opening	364	556	1,224	1,031
Impairment of long-lived assets	3,054	321	3,410	2,523
Store lease termination and closure	3,918	1,400	4,160	1,669
Other operating, net	463	(619)	1,083	1,795
Total costs and operating expenses (income):	32,216	27,389	101,791	151,422
(Loss) income from operations	(14,948)	(7,840)	(22,168)	10,254
Other income (expense):
Interest income	55	59	250	137
Interest expense	(270)	(58)	(439)	(220)
Total other income (expense), net	(215)	1	(189)	(83)
(Loss) income before income taxes	(15,163)	(7,839)	(22,357)	10,171
Income tax expense	(10)	(424)	(79)	(701)
Net (loss) income	(15,173)	(8,263)	(22,436)	9,470
Less: Net income attributable to noncontrolling interest	—	—	—	52
Net (loss) income attributable to Jamba, Inc.	$(15,173)	$(8,263)	$(22,436)	$9,418
Weighted-average shares used in the computation of (loss) earnings per share attributable to Jamba, Inc.:
Basic	15,361,165	14,897,991	15,229,102	15,787,806
Diluted	15,361,165	14,897,991	15,229,102	16,228,033
(Loss) earnings per share attributable to Jamba, Inc. common stockholders:
Basic	$(0.99)	$(0.55)	$(1.47)	$0.60
Diluted	$(0.99)	$(0.55)	$(1.47)	$0.58

(1) Quarter ended January 3, 2017 contain the results of operations for 14 weeks.
(2) Fiscal year ended January 3, 2017 contain the results of operations for 53 weeks.

JAMBA, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share amounts)

	Fiscal Year Ended
	January 3, 2017	December 29, 2015
ASSETS
Current assets:
Cash and cash equivalents	$7,133	$19,730
Receivables, net of allowances of $1,808 and $618	11,778	16,932
Inventories	534	818
Prepaid and refundable taxes	243	356
Prepaid rent	1,053	1,682
Assets held for sale	206	3,144
Prepaid expenses and other current assets	2,757	4,495
Total current assets	23,704	47,157
Property, fixtures and equipment, net	12,512	15,600
Goodwill	1,183	1,184
Trademarks and other intangible assets, net	1,327	1,464
Notes receivable and other long-term assets	2,894	4,211
Total assets	$41,620	$69,616
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$2,749	$3,815
Accrued compensation and benefits	3,580	3,788
Workers’ compensation and health insurance reserves	675	633
Accrued jambacard liability	24,131	29,306
Accrued expenses	7,658	9,977
Other current liabilities	7,664	8,116
Total current liabilities	46,457	55,635
Deferred rent and other long-term liabilities	8,940	8,990
Total liabilities	55,397	64,625
Stockholders’ (deficit) equity:
Common stock, $.001 par value, 30,000,000 shares authorized; 18,268,885 and 15,410,068 shares issued and outstanding, respectively, at January 3, 2017, and 17,938,820 and 15,080,003 shares issued and outstanding, respectively, at December 29, 2015	18	18
Additional paid-in capital	407,273	403,605
Treasury shares, at cost, 2,858,817	(40,009)	(40,009)
Accumulated deficit	(381,059)	(358,623)
Stockholders' (deficit) equity	(13,777)	4,991
Total liabilities and stockholders’ (deficit) equity	$41,620	$69,616

JAMBA, INC.
(Unaudited)
REVENUE

	Fiscal Year Ended
	January 3, 2017(1)	December 29, 2015(2)
Revenue (in thousands):
Company stores	$51,282	$137,025
Franchise revenue	23,992	18,810
Other revenue	4,349	5,841
Total revenue	$79,623	$161,676

(1) Fiscal year ended January 3, 2017 contain the results of operations for 53 weeks.
(2) Fiscal year ended December 29, 2015 contain the results of operations for 52 weeks.

JAMBA, INC.
(Unaudited)
RECONCILIATION OF GENERAL AND ADMINISTRATIVE TO NON-GAAP ADJUSTED GENERAL AND ADMINISTRATIVE

	Fiscal Year Ended
	January 3, 2017(1)	December 29, 2015(2)
General and Administrative (in thousands)	$37,958	$36,872
Corporate relocation expenses	(7,427)	—
Other non-recurring expenses	(7,829)	(5,026)
Non-GAAP Adjusted General and Administrative	$22,702	$31,846

(1) Fiscal year ended January 3, 2017 contain the results of operations for 53 weeks.
(2) Fiscal year ended December 29, 2015 contain the results of operations for 52 weeks.

JAMBA, INC.
(Unaudited)
RECONCILIATION OF NET LOSS TO NON-GAAP ADJUSTED EBITDA

	Fiscal Year Ended
	January 3, 2017(1)	December 29, 2015(2)
Net Loss (in thousands):	$(22,436)	$9,418
Adjustments related to gains and transitional costs	24,865	(11,525)
Depreciation and amortization	5,749	6,569
Interest income	(250)	(137)
Interest expense	439	220
Income taxes	79	701
Stock based compensation	2,579	5,162
Non-GAAP Adjusted EBITDA	$11,025	$10,408

(1) Fiscal year ended January 3, 2017 contain the results of operations for 53 weeks.
(2) Fiscal year ended December 29, 2015 contain the results of operations for 52 weeks.

JAMBA, INC.
(Unaudited)
RECONCILIATION OF NON-GAAP DOMESTIC SYSTEMWIDE SALES

	Fiscal Year Ended
	January 3, 2017(1)	December 29, 2015(2)
Total Revenue (in thousands)	$79,623	$161,676
Franchise and Other Revenue	(28,341)	(24,651)
Domestic franchise sales	441,316	339,960
Non-GAAP domestic system-wide sales	$492,598	$476,985

(1) Fiscal year ended January 3, 2017 contain the results of operations for 53 weeks.
(2) Fiscal year ended December 29, 2015 contain the results of operations for 52 weeks.

JAMBA, INC.
(Unaudited)

STORE COUNT FISCAL 2016
	NUMBER OF STORES
	COMPANY	FRANCHISE		TOTAL
		Domestic	International
For the Fiscal Year Ended January 3, 2017(a)
At December 29, 2015	70	706	75	851
Opened	2	44	19	65
Acquired	—	—	—	—
Closed	(5)	(25)	(24)	(54)
Refranchised	(1)	1	—	—
At January 3, 2017	66	726	70	862
For the Fiscal Year ended December 29, 2015(a)
At December 30, 2014	263	504	62	829
Opened	—	44	22	66
Acquired	2	(2)	—	—
Closed	(16)	(19)	(9)	(44)
Refranchised	(179)	179	—	—
At December 29, 2015	70	706	75	851

(a) As communicated on March 20, 2017, the Company now excludes Express format stores from store counts. Store counts exclude Express in both 2015 and 2016 for comparability.

JAMBA, INC.
(Unaudited)

NEW STORE OPENINGS, NET OF CLOSURES FISCAL 2016
	Fiscal Year Ended
	January 3, 2017	December 29, 2015
Openings
Traditional	26	30
Non-traditional	18	13
Drive thru	2	1
International	19	22
Total	65	66
Closures
Traditional	(14)	(18)
Non-traditional	(16)	(17)
Drive thru	—	—
International	(24)	(9)
Total	(54)	(44)
Openings, Net of Closures(b)
Traditional	12	12
Non-traditional	2	(4)
Drive thru	2	1
International	(5)	13
Total	11	22

(a) As communicated on March 20, 2017, the Company now excludes Express format stores from store counts. Store counts exclude Express in both 2015 and 2016 for comparability.
(b) New store openings, net of closures is defined as the count of new store openings, minus the count of store closures.

JAMBA, INC.
(Unaudited)

COMPARABLE STORE SALES FISCAL 2016

	Fiscal Year Ended(a)
	2016	2015
Increase/(Decrease)	January 3, 2017	December 29, 2015
Percentage change in comparable store sales
Company stores	0.8%	1.5%
Franchise stores	(0.3)%	2.7%
System-wide	(0.2)%	2.3%
Percentage change in comparable company store sales
Traffic	(2.4)%	(3.5)%
Average check	3.2%	5.0%
Total Comparable Company store sales	0.8%	1.5%

(a) Year ended January 3, 2017 amounts are calculated based on comparable 52 weeks.

Contact:

Investor Relations

Dara Dierks

646-277-1212

investors@jambajuice.com